SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           April 18, 2000
                                                           --------------

                                  VDO.Com, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


         Florida                      000-28267               68-0427012
----------------------------       ---------------       --------------------
(State or other jurisdiction      (Commission File       (IRS Employer
or incorporation)                       Number)           Identification No.)


                5315 New Utrecht Avenue, Brooklyn, New York 11219
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code        (718) 437-4523
                                                          --------------


                      Thoroughbred Racing Associates, Inc.
              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
           -----------------------------------------------------------
                     (Registrant's Former Name and Address)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

    Exhibits
    --------

    2.1 Agreement and Plan of Reorganization between VDO.Com, Inc. and Thoroughbred Racing Associates, Inc. dated April 18, 2000 *

    3.1      Articles of Incorporation of VDO.Com, Inc. *

    3.2      By-Laws of VDO.Com, Inc. *

    3.3      VDO.Com, Inc. Stock Purchase Agreement *

    99.1     VDO.Com, Inc. Executive Summary

    99.2     VDO.Com Financials

    99.4     VDO.Com Financial Statements March 31, 2000

----------------------------
* Previously filed

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  By: /s/ Samuel Shneibalg
                                                     ---------------------
                                                          Samuel Shneibalg
                                                          President

DATED: August __, 2000